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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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VALENTIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALENTIS, INC.
863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 2, 2004

To the Stockholders of VALENTIS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VALENTIS, INC., a Delaware corporation, will be held on Thursday, December 2, 2004, at 11:30 a.m. local time at the offices of Valentis, 863A Mitten Road, Burlingame, California 94010 for the following purposes:

          1.     To elect three directors to hold office until the 2007 Annual Meeting of Stockholders;

          2.     To approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of common stock reserved for issuance thereunder by 2,000,000 shares;

          3.     To approve an amendment to the Valentis, Inc. Amended and Restated 1998 Non Employee Directors' Stock Option Plan to increase the aggregate number of shares of common stock reserved for issuance thereunder by 200,000 shares;

          4.     To ratify the selection of Ernst & Young LLP as independent auditors of Valentis for its fiscal year ending June 30, 2005; and

          5.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on November 5, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
Patrick A. Pohlen Secretary

Burlingame, California
October 29, 2004

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

VALENTIS, INC.
863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 2, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Valentis, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, December 2, 2004, at 11:30 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Valentis, 863A Mitten Road, Burlingame, California 94010. Valentis intends to mail this proxy statement and accompanying proxy card on or about November 5, 2004 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

        Valentis will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of Valentis, par value $0.001 per share, beneficially owned by others to forward to such beneficial owners. Valentis has retained Georgeson Shareholder to assist in the proxy solicitation for a customary fee of approximately $10,000 plus expenses. In addition, Valentis may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Valentis. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of common stock at the close of business on November 5, 2004 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on October 15, 2004, Valentis had outstanding and entitled to vote 13,098,762 shares of common stock.

        Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes will not affect the election of directors. All other proposals require the favorable vote of the majority of the votes present in person or represented by proxy and entitled to vote on a particular proposal.

        Any proxy that is returned using the form of proxy enclosed on which no voting directions are specified will be voted as follows: (1) FOR Proposal No. 1 to elect all nominees for directors named in the proxy; (2) FOR Proposal No. 2 to approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan (the "Incentive Plan") to increase the aggregate number of shares of common stock reserved for issuance thereunder by 2,000,000 shares; (3) FOR Proposal No. 3 to approve an amendment to the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the aggregate number of shares of common stock reserved for issuance thereunder by 200,000 shares; (4) FOR Proposal No. 4 to ratify the appointment of Ernst & Young LLP as independent auditors of Valentis for its fiscal year ending June 30, 2005; and (5) in the discretion of the proxy holders as to any other matters that may properly come before the meeting.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Valentis at the principal executive offices, 863A Mitten Road, Burlingame, California 94010, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

        Proposals of stockholders that are intended to be presented at Valentis' 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received by Valentis not later than July 8, 2005, in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review Valentis' Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. To be considered timely under these provisions, stockholder proposals must be received by Valentis not later than the close of business on October 3, 2005, nor earlier than the close of business on September 3, 2005.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Valentis' Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of the class of directors in which the vacancy was created or occurred and until such director's successor is elected and qualified.

        The Board of Directors is currently composed of eight members. There are three directors in the class whose term of office expires in 2004, each of whom has been nominated by the Board of Directors for reelection. If elected at the Annual Meeting, each of the nominees would serve until the 2007 annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. The Board of Directors has determined that each of its current directors, including all directors nominated for reelection, except our Chief Executive Officer, is independent within the meaning of the Nasdaq Stock Market Inc.'s director independence standards.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

        Set forth below is certain biographical information, as of October 15, 2004, for each person nominated and each person whose term of office as a director will continue after the Annual Meeting:

Nominees for Election for a Three-Year Term Expiring at the 2007 Annual Meeting of Stockholders

Benjamin F. McGraw, III, Pharm.D.

        Benjamin F. McGraw, III, Pharm.D., 55, has served as the President and Chief Executive Officer of Valentis since September 1994, when he joined Megabios Corp., and as Chairman since May 1997. In March 1999, Megabios merged with GeneMedicine, Inc. to form Valentis. Prior to Megabios, Dr. McGraw gained experience in R&D as Vice President, Development for Marion and Marion, Merrell Dow; in business development as Corporate Vice President, Corporate Development at Allergan, Inc.; and in finance as President of Carerra Capital Management. Dr. McGraw currently serves on the board of directors of ISTA Pharmaceuticals, Inc. Dr. McGraw received his Doctor of Pharmacy from the University of Tennessee Center for the Health Sciences, where he also completed a clinical practice residency.

Dennis J. Purcell

        Dennis J. Purcell, 48, has served as a director of Valentis since January 2003. Since April 2000, Mr. Purcell has been senior managing partner of the Perseus-Soros BioPharmaceutical Fund, L.P. Mr. Purcell is responsible for the overall management of the fund, which is dedicated to making private equity investments in the life sciences industry and is also a significant investor in Valentis. Prior to joining Perseus-Soros, Mr. Purcell served as Managing Director of Life Sciences Investment Banking at Chase H&Q (formerly Hambrecht & Quist) from 1994 to 2000. Mr. Purcell has often been cited as one of the life sciences sector's leaders. He was honored in the "Biotech Hall of Fame" by Genetic Engineering News in June 1998 and named to the Biotechnology All-Stars list by Forbes ASAP in

May 1999. Prior to joining H&Q, Mr. Purcell was a Managing Director in the Healthcare Group at PaineWebber, Inc. Mr. Purcell currently serves on the Bioethics Committee of The Biotechnology Industry Organization. Mr. Purcell received an M.B.A. from Harvard University and a Bachelor of Science in Economics and Accounting from the University of Delaware.

John S. Schroeder, M.D.

        John S. Schroeder, M.D., 66, has served as a director of Valentis since April 2003 and had previously served as a director from June 2002 to January 2003. Dr. Schroeder is a Professor of Medicine at the Stanford University School of Medicine, where he was an intern and resident from 1962 to 1967, a postdoctoral fellow from 1967 to 1969 and became Chief of the Cardiovascular Medicine Clinic at Stanford after an Assistant and Associate Professorship of Medicine there. Dr. Schroeder is nationally and internationally known for his research in heart transplantation, coronary artery spasm and coronary artery disease, with over twelve books and 270 scientific publications to his credit. Dr. Schroeder received his B.A. from the University of Michigan, Ann Arbor and his M.D. from the University of Michigan Medical School.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL NO. 1.

Directors Continuing in Office Until the 2005 Annual Meeting of Stockholders

Patrick G. Enright

        Patrick G. Enright, 42, has served as a director of Valentis since March 1998 and performed consulting services for Valentis from December 2001 to June 2002. Since June 2002, Mr. Enright has been a general partner of Pequot Ventures, where he specializes in healthcare venture capital investments. From March 1998 to December 2001, Mr. Enright was a managing member of Diaz & Altschul Group, LLC, a principal investment group specializing in investments in biopharmaceutical and medical device companies. From March 1995 to February 1998, Mr. Enright served in various executive positions at Valentis, including Senior Vice President, Corporate Development and Chief Financial Officer. From September 1993 to June 1994, Mr. Enright was Senior Vice President of Finance and Business Development for Boehringer Mannheim Therapeutics, a pharmaceutical company and a subsidiary of Corange Ltd. From September 1989 to September 1993, Mr. Enright was employed at PaineWebber Incorporated, an investment banking firm, where he became a Vice President in January 1992. Mr. Enright currently serves on the board of directors of several privately-held companies. Mr. Enright received his M.B.A. from the Wharton School of Business at the University of Pennsylvania and his B.S. in Biological Sciences from Stanford University.

Alan C. Mendelson

        Alan C. Mendelson, 55, has served as a director of Valentis since February 2001 and as Secretary of Valentis from March 2000 to July 2003. Mr. Mendelson is a senior partner of Latham & Watkins LLP, a private law firm, and has been with that firm since May 2000. Previously, Mr. Mendelson was with Cooley Godward LLP, a private law firm, for 27 years and served as the managing partner of its Palo Alto office from May 1990 to March 1995 and from November 1996 to October 1997. Mr. Mendelson served as Acting General Counsel of Cadence Design Systems, Inc., an electronic design automation software company, from November 1995 to June 1996. Mr. Mendelson previously served as Secretary and Acting General Counsel of Amgen, Inc., a biopharmaceutical company, from April 1990 to April 1991. Mr. Mendelson currently serves on the board of directors of QLT, Inc. Mr. Mendelson received his J.D. from Harvard Law School and his A.B. in Political Science from the University of California, Berkeley.

Directors Continuing in Office Until the 2006 Annual Meeting of Stockholders

Reinaldo M. Diaz

        Reinaldo M. Diaz, 49, has served as a director of Valentis since January 2003. Mr. Diaz co-founded Diaz & Altschul Capital Management ("D&A") in 1996 and has served as its Chief Investment Officer since then. D&A is an asset management firm that focuses on healthcare companies. Mr. Diaz has been active in the investment banking industry for over 21 years. From 1993 to 1996, Mr. Diaz was Managing Director and Head of the Healthcare Group at Schroder Wertheim & Co., Inc., where he was responsible for establishing and developing the firm's investment banking presence in the healthcare sector. From 1981 to 1993, Mr. Diaz was with PaineWebber Incorporated. From 1981 to 1985, he was a member of the Investment Banking Department, where he focused on Healthcare and Technology clients. In 1985, Mr. Diaz co-founded PaineWebber Development Corporation ("PWDC") and was PWDC's President from 1990 to 1993. Mr. Diaz currently serves on the board of directors of Medrium, Inc., Berkeley Heart Labs, Inc., and Tenex Greenhouse Ventures LLC. Mr. Diaz has also served on the board of directors of Alkermes, Inc., Amgen Development Corporation, Genentech Development Corporation III, Genzyme Development Corporation and several private companies. Mr. Diaz is Co-Chairman of Medrium, Inc., a company focused on claims submission software and management practice tools for physicians. He is a graduate of Harvard College and of Harvard University Graduate School of Business.

George M. Lasezkay, Pharm.D.

        George M. Lasezkay, Pharm.D., 52, has served as a director of Valentis since May 2004. Since September 2003, Dr. Lasezkay has been a principal at Turning Point Consultants, LLC, where he provides business development and strategic advisory services to biotechnology, emerging pharmaceutical, and medical device companies. From 1989 to 2002, Dr. Lasezkay served in various positions at Allegan, Inc., including Assistant General Counsel from 1994 to 1996, Vice President, Corporate Development from 1996 to 1998, and Corporate Vice President, Corporate Development from 1998 to 2002. Dr. Lasezkay currently serves on the board of directors of Sucampo Pharmaceuticals, Inc., a development stage specialty pharmaceutical company and Acuity Pharmaceuticals, Inc., an early stage ophthalmic RNA interference company. Dr. Lasezkay received his J.D. from the University of Southern California Law Center and his Doctor of Pharmacy and Bachelor of Science in Pharmacy from the State University of New York at Buffalo.

Mark D. McDade

        Mark D. McDade, 49, has served as a director of Valentis since May 2000. Since December 2002, Mr. McDade has served as Chief Executive Officer of Protein Design Labs. From January 2001 to December 2002, Mr. McDade had been the Chief Executive Officer of Signature BioScience, Inc., a privately-held company focused on drug discovery. Mr. McDade was the President and Chief Operating Officer of Corixa Corporation, a developer of immunotherapeutic products through 2000. As a cofounder of Corixa in September 1994, he served as its Chief Operating Officer since that company's inception. Prior to Corixa, Mr. McDade held various management positions at Boehringer Mannheim, and Sandoz Ltd. Mr. McDade currently serves on the board of directors of LigoCyte Pharmaceuticals, Inc. Mr. McDade earned an M.B.A. from the Harvard University Graduate School of Business and a B.A. in History from Dartmouth College.

Board Meetings Attendance

        The Board of Directors held a total of six regular and special meetings during the fiscal year ended June 30, 2004. During this period, all of the directors attended 75% or more of the total number of the meetings of the Board of Directors held. The Board of Directors has adopted a policy that each director must attend at least 75% of the total number of Board meeting held during each fiscal year.

Annual Meeting Attendance

        Directors are strongly encouraged to attend the Annual Meeting of Stockholders. One of the directors attended the 2003 Annual Meeting of Stockholders and, in September 2004, the Board of Directors adopted a resolution, which requires each member of the Board of Directors to use his best efforts to attend the Annual Meeting of Stockholders and serves as Valentis' policy with regard to director attendance at stockholder meetings. Valentis has also determined to schedule the Annual Meeting of Stockholders on a date that maximizes director attendance.

        During the fiscal year ended June 30, 2004, the Board had a standing Audit Committee and a standing Compensation Committee.

Audit Committee

        The Audit Committee meets with the independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee also meets with the independent auditors to review the quarterly financial results and to discuss the results of the independent auditors' quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted accounting procedures. During the fiscal year ended June 30, 2004, the Audit Committee was composed of three independent, non-employee directors: Messrs. Enright, McDade and Diaz. In September 2004, another independent, non-employee director, Dr. Lasezkay, was appointed to the Audit Committee to replace Mr. Diaz.

        The Board of Directors has determined that Valentis has at least one audit committee financial expert serving on its audit committee and that Mr. McDade is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq Stock Market Inc.'s director independence standards and meets the requirements for audit committee members under applicable Nasdaq listing standards. The Audit Committee met four times during the fiscal year ended June 30, 2004. During the fiscal year ended June 30, 2004, each member of the Audit Committee attended 75% or more of the total number of the meetings of the Audit Committee held during the period for which such individual serving as a member of that committee. The Audit Committee has adopted a written charter, a current copy of which is attached hereto as Appendix A.

Compensation Committee

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under Valentis' stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended June 30, 2004, the Compensation Committee was composed of two independent, non-employee directors: Messrs. McDade and Diaz. In September, 2004, another independent, non-employee director, Dr. Lasezkay, was appointed to the Compensation Committee. The Compensation Committee met three times during the fiscal year ended June 30, 2004. During the fiscal year ended June 30, 2004, each member of the Compensation Committee attended 75% or more of the total number of the meetings of the Compensation Committee held during the period for which such individual serving as a member of that committee. The Compensation Committee has adopted a written charter, a current copy of which is attached as Appendix B.

Nominating and Governance Committee

        In September 2004, the Board of Directors established the Nominating and Governance Committee. The Nominating and Governance Committee (the "Nominating Committee") assists the Board of Directors in discharging the Board of Directors' responsibilities regarding identifying qualified candidates to become members of the Board of Directors, selecting nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), selecting candidates to fill any vacancies on the Board of Directors, ensuring that Valentis has and follows the appropriate governance standards, and overseeing the evaluation of the Board of Directors. The Nominating Committee is composed of three independent non-employee directors: Messrs. Mendelson, Schroeder and Purcell. The Board of Directors has determined that each member of the Nominating Committee is independent within the meaning of the Nasdaq Stock Market, Inc.'s director independence standards). The Nominating Committee, which was established in September 2004, did not hold any meetings during the last fiscal year. The Nominating and Governance Committee has adopted a written charter, a current copy of which is attached hereto as Appendix C.

        In recommending candidates for election to the Board of Directors, the Nominating Committee will review and consider each potential candidate's qualifications in light of Valentis' standards for overall structure and Board of Directors composition and minimum qualifications as set forth in the Nominating Committee Charter, including whether a director candidate possesses the fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility, as well as a candidate's experience in corporate governance, experience in the life sciences and biotechnology industry, experience as a board member for publicly traded companies and in handling and addressing matters delegated to the committee, academic expertise in an area of the company's operations, the candidate's independence as set forth in the National Association of Securities Dealers listing standards, as well as any other criteria deemed relevant by the Nominating Committee, and will select by majority vote, the most qualified candidate(s) to recommend to the Board of Directors for approval and election as a director.

        The Nominating Committee will consider and has adopted a policy with regard to the consideration of any director candidates recommended by security holders. The Nominating Committee uses a process similar to that contained in the Nominating Committee Charter for identifying and evaluating director nominees recommended by our stockholders. Any stockholder nominations to the Board of Directors must include the nominee's name and qualifications for board membership and should be addressed to the Secretary of Valentis, and upon receipt of a stockholder nomination, the Nominating Committee will follow the above-referenced process with respect to considering a potential candidate for approval and election as a director.

Compensation of Directors

        Each non-employee director of Valentis receives an annual retainer of $12,000 and a per meeting fee of $1,000. The chairman of the Audit Committee receives an annual retainer of $6,000 and a per meeting fee of $800 and the other members of the Audit Committee receive an annual retainer of $4,000 and a per meeting fee of $500. The chairman of the Compensation Committee receives an annual retainer of $3,500 and a per meeting fee of $800 and the other members of the Compensation Committee receive an annual retainer of $2,500 and a per meeting fee of $500. The chairman of the Nominating Committee receives an annual retainer of $2,000 and a per meeting fee of $500 and the other members of the Nominating Committee receive an annual retainer of $1,500 and a per meeting fee of $500. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Company policy.

        Under the 1998 Non-Employee Directors' Stock Option Plan as amended and restated, on the date following the date of the annual stockholders' meeting of each year, each non-employee director will automatically be granted, without further action by Valentis, its stockholders or the Board of Directors, an option to purchase 10,000 shares of common stock. In addition, each new non-employee director will receive a one time grant to purchase 26,000 shares of common stock on the date of the annual stockholders' meeting at which such new director is first elected to the Board of Directors. The exercise price of the options granted to the non-employee directors is 100% of the fair market value of the common stock on the date of the option grant.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended June 30, 2004, none of Valentis' executive officers served on the board of any entities whose directors or officers serve on Valentis' Compensation Committee. No current or former executive officer or employee of Valentis serves on the Compensation Committee.

Stockholder Communications with the Board of Directors

        The Board of Directors provides a process for receiving communications from stockholders of Valentis, whereby any Company stockholder may send written correspondence to the Board of Directors, a committee of the Board of Directors or any individual directors in his/her capacity as a director, including non-employee directors. The correspondence should be addressed to the attention of the Secretary of Valentis at 863A Mitten Road, Burlingame, California 94010 and include the name, mailing address and telephone number of the stockholder sending the communication, the number and class of securities of Valentis owned by such stockholder, and if the stockholder is not the record holder of the securities, the name of the record holder. The Secretary will forward such correspondence to the Board of Directors or the applicable committee or individual director as the case may be, or to management if he or she determines, in his/her discretion, that would be more appropriate. The Secretary will maintain a log of such stockholder correspondence which will be made available to the Board of Directors upon its request.

Code of Business Conduct and Ethics

        The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, who is our principal executive officer, our Senior Director of Finance and Controller, who is our principal financial officer and principal accounting officer. We will provide a copy of our Code of Business Conduct and Ethics to any person without charge upon request made in writing to Valentis, Inc., Attention: Investor Relations, 863A Mitten Road, Burlingame, California 94010. Valentis intends to disclose any amendment to, or a waiver from, a provision of its Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of its Code of Business Conduct and Ethics by posting such information on its website www.valentis.com.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE VALENTIS, INC.
AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

        Stockholders are being asked to approve an amendment to Valentis' Amended and Restated 1997 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, from 1,700,000 shares to 3,700,000 shares (the "Incentive Plan Amendment"). The Board of Directors previously approved the Incentive Plan Amendment to be effective upon stockholder approval.

No Dissenters' Rights

        Under applicable Delaware law, Valentis' stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Incentive Plan Amendment.

Vote Required and Recommendation for Proposal No. 2

        Stockholders are requested in this Proposal No. 2 to approve the proposed Incentive Plan Amendment. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposed Incentive Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 2

Incentive Plan History

        In July 1997, the Board of Directors adopted, and the stockholders subsequently approved, the Incentive Plan. In September 2000, the Board of Directors amended the Incentive Plan to increase the number of shares of common stock issuable thereunder by 66,667 shares to 170,000 shares, and in December 2000, the stockholders of Valentis approved the increase.

        In March 2002, the Board of Directors approved the amendment and restatement of the Incentive Plan to include certain limitations on repricing of options and other provisions required pursuant to an agreement with the State of Wisconsin Investment Board, then one of Valentis' largest stockholders.

        In April 2003, the Board of Directors approved an amendment to the Incentive Plan to increase the number of shares of common stock issuable thereunder by 580,000 shares to 750,000 shares and to increase the maximum number of shares of common stock that may be covered by options granted to any one person in any calendar year thereunder to 500,000 shares, and in May 2003, the stockholders of Valentis approved the increase.

        In November 2003, the Board of Directors approved an amendment to the Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 950,000 shares, from 750,000 shares to 1,700,000 shares, and in December 2003, the stockholders of Valentis approved the increase.

        As of October 15, 2004, awards (net of cancelled, repurchased or expired awards) covering an aggregate of 1,660,983 shares had been granted under the Incentive Plan, and 42,394 shares (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations, repurchases or expiration of awards) remained available for future grant under the Incentive Plan. The Board of Directors has approved the proposed Incentive Plan Amendment increasing the number of shares authorized for issuance thereunder from 1,700,000 shares to 3,700,000 shares. This amendment is intended to afford Valentis greater flexibility in providing employees with stock incentives and ensures that Valentis can continue to provide such incentives at levels determined appropriate by the Board of Directors.

Summary of Incentive Plan

        Below is a summary of the principal provisions of the Incentive Plan assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Incentive Plan. The full text of the proposed amendment to the Incentive Plan is attached as Appendix D to this proxy statement. Valentis will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Incentive Plan. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

General

        The Incentive Plan provides for the grant or issuance of incentive stock options, nonstatutory stock options, restricted stock purchase awards and stock bonuses to employees, directors and consultants (collectively, "Stock Awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various Stock Awards included in the Incentive Plan.

Purpose

        The Incentive Plan provides a means by which selected employees, directors and consultants of Valentis, and its affiliates, may be given an opportunity to purchase common stock of Valentis. Valentis, by means of the Incentive Plan, seeks to retain the services of persons who are now employees, directors or consultants to Valentis or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of Valentis and its affiliates.

Administration

        The Incentive Plan is administered by the Board of Directors of Valentis. The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board of Directors. In the discretion of the Board of Directors, a committee may consist solely of two or more members who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or solely of two or more members who are "outside directors" within the meaning of Section 162(m) of the Code. Currently, the compensation committee of the Board of Directors administers the Incentive Plan (the "Plan Administrator"). The Plan Administrator has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

Shares Subject to the Incentive Plan

        The common stock that may be sold pursuant to Stock Awards granted under the Incentive Plan shall not exceed, in the aggregate, 3,700,000 shares of Valentis' common stock, assuming approval of this Proposal No. 2. If any Stock Award expires or terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the common stock not purchased under such Stock Award will revert to and again become available for issuance under the Incentive Plan. The common stock subject to the Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

        Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards and stock bonuses may be granted only to employees, directors or consultants.

        No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of Valentis unless the exercise price of such option is at least 110% of the fair market value of common stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of Valentis and its affiliates) may not exceed $100,000.

        The Incentive Plan has a per-employee, per-calendar year period limitation on the number of shares of common stock that may be made subject to options equal to 500,000 shares of common stock. The purpose of this limitation is generally to permit Valentis to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options under the Incentive Plan. To date, Valentis has not granted to any individual in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

Terms of Stock Awards

        The following is a description of the permissible terms of Stock Awards under the Incentive Plan. Individual Stock Award grants may be more restrictive.

        Term and Termination.    No option is exercisable after the expiration of 10 years from the date it was granted. In the event an optionholder's continuous service with Company is terminated, for any reason other than death or disability, the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise it at the time of termination), but only within the period ending on the earlier of (1) three months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement. In addition, with the consent of the optionholder, the Board of Directors at any time may extend the post-termination exercise period and provide for continued vesting.

        In the event an optionholder's continuous service with Valentis terminates as a result of the optionholder's death or disability, the optionholder (or such optionholder's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (1) 12 months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement.

        An optionholder's option agreement may also provide that if the exercise of the option following the termination of the optionholder's continuous service with Valentis would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (1) the expiration of the term of the option set forth in the option agreement, or (2) the 10th day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an optionholder's option agreement may also provide that if the exercise of the option following the termination of the optionholder's continuous service with Valentis would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities

Act of 1933, as amended, then the option shall terminate on the earlier of (1) the expiration of the term of the option as set forth in the immediately preceding paragraph, or (2) the expiration of a period of three months after the termination of the optionholder's continuous service with Valentis during which the exercise of the option would not be in violation of such registration requirements.

        In the event a restricted stock recipient's continuous service with Valentis terminates, Valentis may repurchase or otherwise reacquire any or all of the shares of common stock held by that person which have not vested as of the date of termination under the terms of the restricted stock purchase agreement between Valentis and such person.

        Exercise/Purchase Price.    The exercise price of each stock option will not be less than 100% of the fair market value of Valentis' common stock on the date of grant, and in some cases may be higher (see "Eligibility"), unless a lower exercise price is approved by the holders of a majority of Valentis' common stock. At October 15, 2004, the closing price of Valentis' common stock as reported on the Nasdaq SmallCap Market was $2.07 per share.

        The purchase price of restricted stock will not be less than 100% of the fair market value of Valentis' common stock on the date such Stock Award is made, unless a lower exercise price is approved by the holders of a majority of Valentis' common stock. Stock bonuses may be awarded in consideration for past services actually rendered to Valentis or for its benefit.

        Consideration.    The exercise or purchase price of common stock acquired pursuant to a Stock Award may be paid, to the extent provided in the option agreement between Valentis and the award holder, either in cash at the time of exercise or purchase, or (if determined by the Plan Administrator at the time of grant for an option) by deferred payment or in any other form of legal consideration that may be acceptable to the Plan Administrator. Additionally, in the case of an option, and in the discretion of the Board of Directors at the time of the grant, by delivery to Valentis of other common stock of Valentis. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at no less than a market rate of interest that is sufficient to avoid the imputation of interest.

        Transferability.    An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option shall be transferable only to the extent specifically provided for in the option agreement evidencing the nonstatutory stock option, provided that if the nonstatutory stock option agreement does not provide for transferability, then the option is not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A stock bonus or restricted stock purchase award shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A Stock Award holder may designate a beneficiary who may exercise his or her Stock Award after death.

        Vesting.    The total number of shares of common stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable, referred to as vesting, with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionholder may exercise an option prior to full vesting, provided that Valentis may have a repurchase right with respect to any unvested shares.

        Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be subject to a repurchase option in favor of Valentis which lapses in accordance with a vesting schedule determined by the Plan Administrator.

No Repricing

        The Incentive Plan does not permit the reduction of the exercise price of Stock Awards granted under the Incentive Plan, and no award may be granted in exchange for, or in connection with, the cancellation or surrender of an award having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

Adjustments Upon Changes in Common Stock

        If any change is made in the common stock subject to the Incentive Plan, or subject to any Stock Award, without receipt of consideration by Valentis (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Incentive Plan and Stock Awards outstanding thereunder, the maximum annual Stock Award applicable under the Incentive Plan and the class, number of shares and price per share of common stock subject to outstanding Stock Awards will be appropriately adjusted.

        Upon a change in control of Valentis, the vesting of options held by executive officers will accelerate by the greater of 12 months or the number of months of the executive officer's employment with Valentis, unless the Plan Administrator finds that it is in the best interest of Valentis' stockholders and the optionees to provide otherwise. If such a finding is made, the options shall either remain outstanding or be assumed by the acquiror (with the optionee being entitled to receive the same consideration as was received by Valentis' stockholders in the change of control transaction) or the Plan Administrator and/or the acquirer shall adopt a replacement benefit which shall (at a minimum) provide value to the executive officer on the vesting dates of the non-accelerated options substantially equal to the value the executive officer would have received if the shares had participated in all steps of the transaction. With respect to any other Stock Awards granted under the Incentive Plan (other than options held by executive officers, which are treated as described above), upon a change in control any such Stock Awards shall remain outstanding, be assumed by the acquirer or be substituted with similar Stock Awards. In the event the acquiror refuses to assume, substitute or continue any Stock Awards, then such Stock Awards shall be terminated if not exercised prior to the change in control.

        For purposes of the Incentive Plan, a "change in control" means: any consolidation or merger of Valentis with or into any other entity or person, or any other corporate reorganization, in which Valentis is not the continuing or surviving entity, or any transaction or series of related transactions by Valentis in which in excess of 50% of Valentis' voting power is transferred, or any sale, lease, license or other disposition of all or substantially all of the assets of Valentis.

Amendment, Termination or Suspension of the Incentive Plan

        The Plan Administrator may amend, suspend or terminate the Incentive Plan at any time or from time to time. No amendment shall be effective unless approved by the stockholders of Valentis within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the Incentive Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement, or where such amendment would amend the minimum exercise and/or purchase price provisions of the Incentive Plan or amend the prohibition on repricings. The Plan Administrator may in its sole discretion submit any other amendment to the Incentive Plan for stockholder approval.

        Unless sooner terminated, the Incentive Plan shall terminate in March 2012. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

Federal Income Tax Information

        The following is a general summary under current law of the material federal income tax consequences to Valentis and participants in the Incentive Plan with respect to the grant and exercise of Stock Awards under the Incentive Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a Stock Award holder in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

        We advise all participants to consult their own tax advisor as to the specific tax consequences of participating in the Incentive Plan.

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionholder or Valentis by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option is an alternative minimum tax adjustment item and may increase the optionholder's alternative minimum tax liability, if any.

        If an optionholder holds common stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such common stock will be capital gain or loss. Generally, if the optionholder disposes of the common stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionholder will realize taxable ordinary income equal to the lesser of (a) the excess of the common stock's fair market value on the date of exercise over the exercise price, or (b) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the common stock was held. Long-term capital gains (i.e., gains on capital assets held for more than one year) currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionholders who acquire common stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, Valentis will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionholder or Valentis by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the common stock's fair market value on the date of exercise over the option exercise price. With respect to employees, Valentis is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Valentis will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the common stock was held. Slightly different rules may apply to optionholders who acquire common stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Restricted Stock Awards; Stock Bonuses.    Restricted stock awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

        For federal income tax purposes, if an individual is granted a restricted stock award or a stock bonus, the recipient generally will recognize taxable ordinary income equal to the excess of the common stock's fair market value over the purchase price, if any. However, to the extent the common stock is subject to certain types of restrictions, such as a repurchase right in favor of Valentis, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, Valentis is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Valentis will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the common stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the common stock. Such gain or loss will be long-term or short-term depending on how long the common stock was held. Slightly different rules may apply to recipients who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to Stock Awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from Valentis, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (2) the per-employee limitation is approved by the stockholders; (3) the award is granted by a compensation committee comprised solely of "outside directors"; and (4) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

        Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (1) the award is granted by a compensation committee comprised solely of "outside directors"; (2) the award is earned (typically through vesting) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (3) the compensation committee certifies in writing prior to the earning of the awards that the performance goal has been satisfied; and (4) prior to the earning of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

        The Incentive Plan has been designed to permit the compensation committee to grant stock options, which will qualify as "performance-based compensation." Restricted stock awards and stock bonuses granted under the Incentive Plan would not qualify as "performance-based compensation."

PROPOSAL NO. 3

APPROVAL OF AMENDMENT OF THE VALENTIS, INC.
AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        Stockholders are being asked to approve an amendment of Valentis' Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the aggregate number of shares of common stock reserved for issuance thereunder by 200,000 shares (the "Directors' Plan Amendment"). The Board of Directors previously approved the Directors' Plan Amendment to be effective upon stockholder approval.

No Dissenters' Rights

        Under applicable Delaware law, Valentis' stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Directors' Plan Amendment.

Vote Required and Recommendation for Proposal No. 3

        Stockholders are requested in this Proposal No. 3 to approve the Directors' Plan Amendment. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposed Directors' Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 3

Directors' Plan History

        In September 1998, the Board of Directors adopted, and the stockholders subsequently approved, the Directors' Plan. Originally, 6,667 shares of common stock were reserved for issuance under the Directors' Plan. In September 2000, the Board of Directors amended the Directors' Plan to increase the number of shares of common stock issuable thereunder by 6,667 shares to 13,334 shares, and in December 2000, the stockholders of Valentis approved the increase.

        In March 2002, the Board of Directors approved the amendment and restatement of the Directors' Plan to include certain limitations on repricing of options and other provisions required pursuant to an agreement with the State of Wisconsin Investment Board, then one of Valentis' largest stockholders.

        In April 2003, the Board of Directors approved the amendment and restatement of the Directors' Plan to increase the number of shares authorized for issuance thereunder from 13,334 shares to 225,000 shares and to make certain changes to the non-discretionary grants made thereunder, including (1) an increase in the number of shares subject to Initial Grants made thereunder from 833 shares to 26,000 shares, (2) an increase in the number of shares subject to Annual Grants made thereunder from 333 shares to 2,600 shares, (3) an amendment to the terms of the Annual Grants made thereunder to provide that only Non-Employee Directors who have served on the Board of Directors for at least six months shall be eligible to receive Annual Grants, (4) an amendment to the vesting provisions of the Annual Grants made thereunder to provide for monthly vesting over four years from the date of grant and (5) the issuance of a one-time catch-up grant (a "Catch-Up Grant") of an option to purchase 26,000 shares of common stock, with 25% of the shares subject to Catch-Up Grants vesting on the date of grant and 1/48th of the shares vesting each month after the one-year anniversary of the date of grant, to be made thereunder to each Non-Employee, such Catch-Up Grants to be made in lieu of the Initial Grants and Annual Grants, as applicable, that the Non-Employee Directors otherwise would have received following the annual meeting of stockholders held on January 23, 2003 pursuant to the

Directors' Plan. In May 2003, the stockholders of Valentis approved the amendment and restatement of the Directors' Plan.

        In November 2003, the Board of Directors approved the amendment of the Directors' Plan to increase the number of shares of common stock reserved for issuance thereunder by 150,000 shares, from 225,000 shares to 375,000 shares, and in December 2003, the stockholders of the Company approved the increase. In June 2004, the Board of Directors approved the amendment of the Directors' Plan to increase the automatic Annual Grant to each Non-Employee Director, who has served on the Board of Directors for at least six months and is serving on the day following the annual meeting of the stockholders, from 2,600 shares to 10,000 shares of common stock.

        As of October 15, 2004, options (net of cancelled, repurchased or expired options) covering an aggregate of 186,338 shares had been granted under the Directors' Plan and 188,662 shares (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations, repurchases or expiration of options) remained available for future grant under the Directors' Plan. The Board of Directors has approved the proposed Directors' Plan Amendment increasing the number of shares authorized for issuance thereunder from 375,000 shares to 575,000 shares. This amendment is intended to enable Valentis to continue to provide its Non-Employee Directors with stock incentives and ensures that Valentis can continue to provide such incentives at levels determined appropriate by the Board of Directors.

Summary of Directors' Plan

        Below is a summary of the principal provisions of the Directors' Plan assuming approval of the Directors' Plan Amendment, which summary is qualified in its entirety by reference to the full text of the proposed Directors' Plan Amendment. The full text of the proposed Directors' Plan Amendment is attached as Appendix E to this proxy statement. Valentis will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Directors' Plan as currently in effect. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

General

        The purpose of the Directors' Plan is to attract and retain the services of persons capable of serving as Non-Employee Directors on the Board of Directors and to provide incentives for such persons to exert maximum efforts to promote the success of Valentis. Nonstatutory stock options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Grants Under the Directors' Plan

        Without any further action by the Board of Directors, each eligible Non-Employee Director is automatically granted a one-time Initial Grant to purchase 26,000 shares of our common stock. In addition, each eligible Non-Employee Director who is serving on the Board of Directors on the day following each annual meeting of stockholders and who has served on the Board of Directors for at least six months is automatically granted an Annual Grant to purchase 10,000 shares of common stock.

Administration

        The Directors' Plan is administered by the Board of Directors of Valentis. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

Shares Subject to the Directors' Plan

        The common stock that may be sold pursuant to options granted under the Directors' Plan shall not exceed, in the aggregate, 575,000 shares of Valentis' common stock, assuming approval of this Proposal No. 3. If any option expires or terminates, in whole or in part, without having been exercised in full, the common stock not purchased under such option will revert to and again become available for issuance under the Directors' Plan. The common stock subject to the Directors' Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

        The Directors' Plan provides that nonstatutory options may be granted only to Non-Employee Directors of Valentis. As of the Record Date, seven of Valentis' directors are eligible to participate in the Directors' Plan.

Terms of Options

        Each option under the Directors' Plan is subject to the following terms and conditions:

        Term and Termination.    No option granted under the Directors' Plan is exercisable by any person after the expiration of 10 years from the date the option is granted. An optionholder whose service relationship with Valentis or any affiliate (whether as a Non-Employee Director of Valentis or subsequently as an employee, director or consultant of either Valentis or an affiliate) ceases for any reason may exercise vested options for the term provided in the option agreement (12 months generally, 18 months in the event of death).

        Exercise Price.    The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the common stock subject to such options on the date of grant, unless a lower exercise price is approved by a majority of Valentis' stockholders.

        Consideration.    The exercise price of options granted under the Directors' Plan may be paid, to the extent provided in the option agreement between Valentis and the optionholder, in any combination of the following: (1) by cash or check; (2) by delivery of other common stock of Valentis; (3) by deferred payment; or (4) in any other form of legal consideration that may be acceptable to the Board of Directors and provided in the option agreement. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at no less than a market rate of interest that is sufficient to avoid the imputation of interest. On October 15, 2004, the closing price of Valentis' common stock as reported on the Nasdaq SmallCap Market was $2.07 per share.

        Transferability.    Under the Directors' Plan, an option may not be transferred by the optionholder, except by will or by the laws of descent and distribution. During the lifetime of an optionholder, an option may be exercised only by the optionholder. Notwithstanding the foregoing, the optionholder may, by delivering written notice to Valentis, in a form satisfactory to Valentis, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the Option.

        Vesting.    Initial Grants to new Non-Employee Directors under the Directors' Plan shall vest as to 25% of the shares on the first anniversary of the date of grant and in equal monthly installments over the next 36 months for a total vesting period of four years. Annual Grants to continuing Non-Employee Directors shall vest in equal monthly installments over a period of four years from the date of grant, and Catch-Up Grants to Non-Employee Directors shall vest as to 1/4th of the shares on the date of grant and 1/48th of the shares each month after the one-year anniversary of the date of grant. Such vesting is conditioned upon continued service as a director, employee or consultant of Valentis.

        Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

No Repricing

        The Directors' Plan does not permit the reduction of the exercise price of awards granted under the Directors' Plan, and no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

Adjustments Upon Changes in Common Stock

        If any change is made in the common stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan, without receipt of consideration by Valentis (through merger, consolidation, reorganization recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Directors' Plan and options outstanding thereunder and the class, number of shares and price per share of stock subject to such outstanding options will be appropriately adjusted.

        The Directors' Plan provides that, in the event of (1) a consolidation or merger of Valentis with or into any other entity or person; (2) any other corporate reorganization in which Valentis is not the continuing or surviving entity; (3) any transaction or series of related transactions by Valentis in which in excess of 50% of Valentis' voting power is transferred; or (4) any sale, lease license or other disposition of all or substantially all of the assets of Valentis, then any surviving corporation or acquiring corporation shall assume any options outstanding under the Directors Plan or substitute similar options for any options outstanding. If any surviving or acquiring corporation refuses to assume such options or substitute similar options, then the vesting of such options outstanding under the Directors' Plan shall be accelerated in full and the options terminated if not exercised at or prior to such event.

Amendment, Termination or Suspension of the Directors' Plan

        The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time. No amendment shall be effective unless approved by the stockholders of Valentis within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the Directors' Plan to satisfy the requirements of Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement, or where such amendment would increase the number of shares reserved for options under the Directors' Plan, amend the minimum exercise price provisions of the Directors' Plan or amend the prohibition on repricings. The Board of Directors may in its sole discretion submit any other amendment to the Directors' Plan for stockholder approval.

        No options may be granted under the Directors' Plan while the Directors' Plan is suspended or after it is terminated.

Federal Income Tax Information

        The following is a general summary under current law of the material federal income tax consequences to Valentis and participants in the Directors' Plan with respect to the grant and exercise of options under the Directors' Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to an optionee in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

        We advise all optionees to consult their own tax advisor as to the specific tax consequences of participating in the Directors' Plan.

        Options granted under the Directors' Plan are nonstatutory options. Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionholder or Valentis by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, Valentis will be entitled (subject to the requirement of reasonableness) to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year.

New Plan Benefits

Amended and Restated 1998 Non-Employee Directors' Stock Option Plan(1)

Name and Position	Dollar Value ($)(2)	Number of Units
All Non-Executive Directors as a Group	0	(1)

(1)
Only Non-Employee Directors of Valentis are eligible to participate in the Directors' Plan; no officers or employees of Valentis are eligible to participate. Pursuant to the terms of the Directors' Plan, each person who is elected or appointed for the first time to be a Non-Employee Director, automatically shall be granted, upon the date of his or her initial election or appointment as a Non-Employee Director, an Initial Grant to purchase 26,000 shares of common stock; and (2) each person who is serving as a Non-Employee Director on the day following each annual meeting of stockholders and has served on the Board of Directors for at least six months automatically shall be granted an Annual Grant to purchase 10,000 shares of common stock. The Initial Grants and Annual Grants are subject to the vesting provisions described above (See "Terms of Options"). Currently Valentis has seven Non-Employee Directors.

(2)
Represents the difference between the exercise price of the options and the fair market value of the common stock subject to such options on the date of grant. The exercise price of options granted under the Directors' Plan will be equal to 100% of the fair market value of the common stock subject to such options on the date of grant, unless a lower exercise price is approved by a majority of Valentis' stockholders.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Ernst & Young LLP as Valentis' independent auditors for the fiscal year ending June 30, 2005 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited Valentis' financial statements since 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

        Stockholder ratification of the selection of Ernst & Young LLP as Valentis' independent auditors is not required by Valentis' Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Valentis and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        Audit Fees:    The aggregate fees billed for professional services rendered for the audit of Valentis' annual financial statements for the fiscal year ended June 30, 2004 and the reviews of the financial statements included in Valentis' Forms 10-Q and services in connection with statutory and regulatory filings for that fiscal year were $224,000, all of which services were approved by the Audit Committee. The aggregate fees billed for professional services rendered for the audit of Valentis' annual financial statements for the fiscal year ended June 30, 2003 and the reviews of the financial statements included in Valentis' Forms 10-Q and services in connection with statutory and regulatory filings for that fiscal year were $271,000.

        Audit-Related Fees:    The aggregate fees billed for audit-related services was $23,000 for the fiscal year ended June 30, 2004, all of which services were approved by the Audit Committee. The aggregate fees billed for audit-related services for the fiscal year ended June 30, 2003 was $23,000. Audit-related fees consist of fees for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of Valentis' financial statements and are not reported under "Audit Fees." All of the audit-related fees in fiscal 2004 and 2003 relate to services rendered for the audit of Valentis' employee benefit plans.

        Tax Fees:    The aggregate fees billed for services for tax compliance, advice and planning was $20,000 for the fiscal year ended June 30, 2004, all of which services were approved by the Audit Committee. The aggregate fees billed for tax services for the fiscal year ended June 30, 2003 was $46,000. The tax compliance fees were $20,000 and $29,000, in fiscal 2004 and 2004, respectively. Tax planning services fees were $0 in fiscal 2004 and $17,000 in fiscal 2003.

        All Other Fees:    The aggregate fees billed for services rendered by Valentis' principal accountants, other than those described above, were $39,000 for the fiscal year ended June 30, 2004, all of which services were approved by the Audit Committee. The aggregate fees billed for all other services rendered by Valentis' principal accountants, other than those described above for the fiscal year ended June 30, 2003 was $17,000.

Audit Committee Pre-Approval Policies and Procedures

        Pursuant to our Audit Committee Charter, before the independent auditor is engaged by Valentis to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding Valentis' engagement of the independent auditor. The Audit Committee has established a pre-approved policy and procedure where pre-approval of specific audit and non-audit services that equal or are not expected to exceed $30,000 is not required so long as the Audit Committee is informed of each service provided by the independent auditor and such policies and procedures do not result in the delegation of the Audit Committee's responsibilities under the Exchange Act. Audit and non-audit services expected to exceed $30,000 require pre-approval of such audit and non-audit services by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. Audit Committee pre-approval of non-audit services other than review and attest services also is not required if such services fall within available exceptions established by the Securities and Exchange Commission.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of Valentis' common stock as of October 15, 2004 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers of Valentis as a group; and (iv) all those known by Valentis to be beneficial owners of more than five percent of its common stock. Unless indicated otherwise below, the address of each officer or director listed below is c/o Valentis, Inc., 863A Mitten Road, Burlingame, California 94010.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Reinaldo M. Diaz(2)	530,387	4.05%
Patrick G. Enright(3)	22,398	*
Joseph A. Markey(4)	83,142	*
Mark D. McDade(5)	11,249	*
Benjamin F. McGraw, III, Pharm.D.(6)	323,235	2.47%
George M. Lasezkay, Pharm.D.(7)	0	*
Alan C. Mendelson(8)	11,067	*
Dennis J. Purcell(9)	2,483,563	18.96%
John J. Reddington(10)	91,602	*
John S. Schroeder, M.D.(11)	10,253	*
All executive officers and directors as a group (10 persons)	3,566,986	27.23%
Entities Affiliated with Perseus-Soros BioPharmaceutical Fund, LP 888 Seventh Avenue, 29th Floor New York, NY 10106	2,483,563	18.96%
Brantrock Advisors, Inc.(12) 9465 Wilshire Boulevard, Suite 900 Beverly Hills, CA 90212	911,824	6.96%
Joseph Edelman(13) c/o First New York Securities, LLC 850 Third Avenue, 8th Floor New York, NY 10022	936,861	7.15%
Entities Affiliated with Great Point Partners, LLC(14) 2 Pickwick Plaza, Suite 450 Greenwich, CT 06830	1,163,000	8.88%
SF Capital Partners, Ltd.(15) 3600 South Lake Drive St. Francis, WI 53235	853,659	6.52%
Xmark Asset Management, LLC(16) 152 West 57th Street, 21st Floor New York, NY 10019	1,326,472	10.13%

*
Less than one percent.

(1)
This table is based upon information supplied to Valentis by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Valentis believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 13,098,762 shares outstanding on October 15, 2004, plus securities deemed outstanding pursuant to Rule13d-3(d)(1).

(2)
Represents (i) 357,532 shares (including 56,292 shares issuable upon the exercise of immediately exercisable warrants) owned by Delta Opportunity Fund, Ltd. ("Delta Ltd."); (ii) 159,605 shares (including 4,411 shares issuable upon the exercise of immediately exercisable warrants) owned by Delta Opportunity Fund (Institutional), LLC ("Delta Institutional"); and (iii) 3,500 shares issuable upon the exercise of an immediately exercisable warrant owned by Diaz & Altschul Capital Management, LLC. Diaz & Altschul Advisors, LLC, an affiliate of Diaz & Altschul Capital Management, LLC, provides portfolio management services to Delta Ltd. and Delta Institutional and therefore may be deemed the beneficial owner of the shares held by Delta Ltd. and Delta Institutional. Mr. Diaz is a managing member of Diaz & Altschul Capital Management, LLC. Mr. Diaz disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also, represents 9,750 shares issuable upon the exercise of stock options granted to Mr. Diaz that are currently exercisable or exercisable within 60 days of October 15, 2004. Excludes 16,250 shares issuable upon the exercise of stock options granted to Mr. Diaz that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(3)
Represents (i) 5,555 shares owned by Mr. Enright; (ii) 283 shares held in trust for the benefit of one Mr. Enright's children for which Mr. Enright and his spouse serve as co-trustees; (iii) 246 shares held in trust for the benefit of one of Mr. Enright's children for which Mr. Enright and his spouse serve as co-trustees; (iv) 66 shares held in a partnership of which Mr. Enright is a general partner; (v) 3,500 shares issuable upon the exercise of an immediately exercisable warrant issued to Mr. Enright; and (vi) 12,748 shares issuable upon the exercise of stock options granted to Mr. Enright that are currently exercisable or exercisable within 60 days of October 15, 2004. Excludes 16,250 shares issuable upon the exercise of stock options granted to Mr. Enright that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(4)
Represents (i) 5,158 shares owned by Mr. Markey; and (ii) 77,984 shares issuable upon the exercise of stock options granted to Mr. Markey that are currently exercisable or exercisable within 60 days of October 15, 2004. Excludes 128,353 shares issuable upon the exercise of stock options granted to Mr. Markey that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(5)
Represents 11,249 shares issuable upon the exercise of stock options granted to Mr. McDade that are currently exercisable or exercisable within 60 days of October 15, 2004. Excludes 16,250 shares issuable upon the exercise of stock options granted to Mr. McDade that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(6)
Represents (i) 2,965 shares owned by Dr. McGraw; (ii) 10,505 shares and 403 shares held in an irrevocable trust and in a children's trust, respectively, for the benefit of Dr. McGraw's children for which Dr. McGraw and his spouse serve as co-trustees; and (iii) 309,362 shares issuable upon the exercise of stock options granted to Dr. McGraw that are currently exercisable or exercisable within 60 days of October 15, 2004. Excludes 546,817 shares issuable upon the exercise of stock options granted to Dr. McGraw that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(7)
Dr. Lasezkay did not beneficially own any shares as of October 15, 2004. Excludes 26,000 shares issuable upon the exercise of stock options granted to Dr. Lasezkay that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(8)
Represents (i) 204 shares owned by Mr. Mendelson; and (ii) 10,863 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are currently exercisable or will be exercisable within 60 days of October 15, 2004. Excludes 16,303 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(9)
Represents (i) 2,482,890 shares (including 313,833 shares subject to immediately exercisable warrants and 9,750 shares issuable upon the exercise of stock options granted to Mr. Purcell that are currently exercisable or exercisable within 60 days of October 15, 2004) beneficially owned by Perseus-Soros BioPharmaceutical Fund, LP, and (ii) 673 shares owned by Mr. Purcell. Mr. Purcell is a senior managing partner of Perseus-Soros BioPharmaceutical Fund, LP. Mr. Purcell disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Excludes 16,250 shares issuable upon the exercise of stock options granted to Mr. Purcell that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(10)
Represents (i) 5,352 shares owned by Mr. Reddington; and (ii) 86,250 shares issuable upon the exercise of stock options granted to Mr. Reddington that are currently exercisable or exercisable within 60 days of October 15, 2004. Excludes 158,750 shares issuable upon the exercise of stock options granted to Mr. Reddington that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(11)
Represents 10,253 shares issuable upon the exercise of stock options granted to Dr. Schroeder that are currently exercisable or exercisable within 60 days of October 15, 2004. Excludes 16,580 shares issuable upon the exercise of stock options granted to Dr. Schroeder that are not currently exercisable and will not be exercisable within 60 days of October 15, 2004.

(12)
Based solely on a Schedule 13G filed on October 7, 2004 with the SEC.

(13)
Based solely on a Schedule 13G filed on July 28, 2004 with the SEC. Mr. Edelman has sole voting power with respect to the shares indicated as beneficially owned. Mr. Edelman has sole investment power with respect to 886,861 shares indicated as beneficially owned and shares investment power with respect to 50,000 shares.

(14)
Based solely on a Form 4 filed on April 2, 2004 with the SEC.

(15)
Based solely on a Schedule 13G filed on January 23, 2004 with the SEC.

(16)
Based solely on a Schedule 13D filed on September 13, 2004 with the SEC. Represents 987,180 shares of common stock and warrants to purchase an aggregate of up to 339,292 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        For the fiscal year ended June 30, 2004, Valentis paid an aggregate of approximately $593,000 to the law firm of Latham & Watkins LLP for the provision of legal services during that period. Mr. Mendelson, one of Valentis' directors, is a partner of Latham & Watkins LLP.

        Valentis has entered into indemnity agreements with each of its executive officers and directors which provide, among other things, that Valentis will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Valentis, and otherwise to the full extent permitted under Delaware law and Valentis' Bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires that our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Our directors, executive officers and, beneficial owners of more than ten perfect of our common stock are required to furnish us with copies of all of these forms which they file.

        Based solely upon our review of these reports, any amendments thereto or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2004, all filing requirements applicable to our directors, executive officers, beneficial owners of more than ten percent of our common stock and other persons subject to Section 16(a) of the Exchange Act were met.

EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers of Valentis as of October 15, 2004 are as follows:

Name	Age	Position
Benjamin F. McGraw, III, Pharm.D.	55	President, Chief Executive Officer and Chairman
John J. Reddington, Ph.D., DVM	50	Senior Vice President, Development
Joseph A. Markey	50	Senior Director of Finance and Controller

        The principal occupations and positions for the past five years, and in some cases prior years, of the executive officers named above, are as follows (unless set forth elsewhere in this report):

John J. Reddington, Ph.D., DVM

        John J. Reddington, 50, has served as Senior Vice President since May 2003, although he had previously periodically provided consulting services to Valentis since its inception as Megabios. Prior to joining Valentis, Dr. Reddington served as President and Chief Executive Officer for DiagXotics, Inc., a privately held veterinary biotechnology company for 15 years. From January 1998 through June of 2000, Dr. Reddington also served as interim CEO for a fledgling functional genomics company, XeneX LLC. Before founding DiagXotics, Dr. Reddington was the Director of Greenwich Biotherapeutics, Inc., a biotechnology company working in human cancer biotherapy from May 1988 to December 1989. Dr. Reddington received DVM and Ph.D. degrees from Washington State University, a Masters degree from the University of Texas, Arlington, and a B.A. from Rice University in Houston, Texas.

Joseph A. Markey

        Joseph A. Markey, 50, has served as Valentis' Senior Director of Finance and Controller since February 2002. From April 2000 to February 2002, Mr. Markey served as Director of Finance of Valentis. From July 1979 to April 2000, Mr. Markey held various domestic and international financial positions with International Business Machines Corporation. Mr. Markey received an M.B.A. and a B.S. in finance from the University of Scranton.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table shows for the fiscal years ended June 30, 2004, 2003 and 2002, compensation awarded or paid to, or earned by, Valentis' Chief Executive Officer and its executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for the fiscal year ended June 30, 2004 (the "Named Executive Officers"):

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)		Other Annual Compensation(2)	Securities Underlying Options/SARs	All Other Compensation(3)
Benjamin F. McGraw, III, Pharm.D., President, Chief Executive Officer and Chairman	2004 2003 2002	$355,000 338,185 338,185	$	— — 96,624	— — —	250,000 370,333 6,100	$76,725 255,193 1,380	(4) (5)
Joseph A. Markey Senior Director of Finance and Controller	2004 2003 2002	$175,000 137,613 126,250	$	— — 17,536	— — —	93,000 45,666 1,473	$20,636 58,844 1,755	(6) (7) (8)
John J. Reddington, Ph.D., DVM Senior Vice President, Development	2004 2003	$244,992 19,935	$	— —	— —	90,000 80,000	$18,018 —	(9) (10)

(1)
Bonuses reflect payment by Valentis to the named executive officer during the fiscal year for such officer's performance in the prior fiscal year.

(2)
As permitted by rules promulgated by the SEC, no amounts are shown where the amounts constitute perquisites and do not exceed the higher of 10% of the sum of the salary and bonus column or $50,000.

(3)
Unless otherwise indicated, amount represents insurance premiums paid by Valentis with respect to group life insurance for the benefit of the Named Executive Officers.

(4)
Represents payment that has been deferred to a future date for compensation of $75,000 earned by Dr. McGraw during fiscal year ended June 30, 2004 for the achievement of company financing objectives. Also represents $1,728 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Dr. McGraw.

(5)
Represents payments that have been deferred to a future date for compensation of $253,639 earned by Dr. McGraw during fiscal year ended June 30, 2003 associated with Dr. McGraw's continued retention and employment with Valentis. Continued retention and employment compensation was applicable to all retained employees, was expensed in fiscal year ended June 30, 2003 and is payable in the future upon the mutual agreement of Valentis and Dr. McGraw. Also represents $1,554 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Dr. McGraw.

(6)
Represents a payment of $20,000 for compensation earned by Mr. Markey during fiscal year ended June 30, 2004 for the achievement of Company financing objectives, and $636 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Mr. Markey.

(7)
Represents a payment that had been deferred to a future date for compensation of $31,563 earned by Mr. Markey during fiscal year ended June 30, 2003 associated with Mr. Markey's continued retention and employment with Valentis and a payment of $26,767 for compensation earned by Mr. Markey during fiscal year ended June 30, 2003 associated with Mr. Markey's continued retention and employment with Valentis. Continued retention and employment compensation was applicable to all retained employees and expensed in fiscal year ended June 30, 2003. The deferred amount of $31,563 was paid to Mr. Markey during the fiscal year ended June 30, 2004. Also represents $514 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Mr. Markey.

(8)
Represents a $1,120 payment for dependant care benefits and $635 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Mr. Markey.

(9)
Represents a payment of $17,226 for moving allowances during fiscal year ended June 30, 2004 and $792 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Mr. Reddington.

(10)
Represents actual compensation received by Mr. Reddington during fiscal year ended June 30, 2003. Mr. Reddington joined Valentis in June 2003. Mr. Reddington's annualized salary for fiscal year ended June 30, 2003 was $245,000.

STOCK OPTION GRANTS AND EXERCISES

        Valentis grants options to its executive officers under its 1997 Equity Incentive Plan and its 2001 Nonstatutory Incentive Plan (the "Incentive Plans"). As of October 15, 2004, options to purchase a total of 2,092,635 shares were outstanding under the Incentive Plans and options to purchase 254,170 shares remained available for grant thereunder.

        The following tables show for the fiscal year ended June 30, 2004, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

Option Grants in Fiscal Year Ended June 30, 2004

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Individual Grants
Name	Number of Securities Underlying Option Granted (#)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price ($/sh)(3)	Expiration Date
					5% ($)	10% ($)
Benjamin F. McGraw, III, Pharm.D.	250,000	41.57%	$5.35	3/30/2014	$841,147	$2,131,631
John J. Reddington, Ph.D., DVM	62,487 27,513	10.39 4.57	5.35 5.35	3/30/2014 3/30/2014	210,243 92,570	532,797 234,590
Joseph A. Markey	26,435 23,565 43,000	4.40 3.92 7.15	5.35 5.35 4.80	3/30/2014 3/30/2014 5/24/2014	88,943 79,286 129,804	225,399 200,927 328,948

(1)
Reflects the value of the stock option on the date of grant assuming for the 5% column, a five-percent annual rate of appreciation in Valentis' common stock over the ten-year term of the option and for the 10% column, a ten-percent annual rate of appreciation in Valentis' common stock over the ten-year term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the SEC and do not represent Valentis' estimate or projection of the future common stock price. The amounts in this table may not necessarily be achieved.

(2)
Based on options to purchase 601,450 shares of Valentis' common stock granted in fiscal year ended June 30, 2004.

(3)
All options were granted at the fair market value at the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)(1)	Value Realized ($)	Number of Securities Underlying Unexercised Options at June 30, 2004 (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at June 30, 2004(2) ($) Exercisable/Unexercisable
Benjamin F. McGraw III, Pharm.D.	—	—	104,699/528,047	$315,620/$1,349,360
Joseph A. Markey	—	—	13,967/127,370	31,359/267,456
John J. Reddington, Ph.D., DVM	—	—	20,000/150,000	70,100/355,200

(1)
None of the executive officers exercised any options in the last fiscal year.

(2)
Calculated on the fair market value of Valentis' common stock on June 30, 2004, which was $6.96, minus the exercise price of the options.

Equity Compensation Plan Information

        The following table sets forth information as of June 30, 2004 with respect to Valentis' compensation plans under which equity securities of Valentis are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,265,728	$13.27	773,535
Equity compensation plans not approved by security holders(2)	478,552	$5.87	211,448
Total	1,744,280	$11.24	984,983

(1)
Consists of the 1997 Equity Incentive Plan, the 1998 Non-Employee Directors' Stock Option Plan and the GeneMedicine 1993 Stock Option Plan. These equity compensation plans are more fully described in Note 11 to Consolidated Financial Statements included in Valentis' Annual Report on Form 10-K.

(2)
In May 2001, the Board of Directors adopted the 2001 Nonstatutory Incentive Plan (the "2001 Plan") covering 100,000 shares of common stock of Valentis. An additional 590,000 shares were added to the plan as approved by the Board of Directors in May 2003, when the plan was amended and restated. The 2001 Plan provides for grants of nonstatutory stock options, stock bonuses, rights to purchase restricted stock, or a combination of the foregoing (each, a "Stock Award") to employees and consultants of Valentis who are not officers and directors. The exercise price of options granted under the 2001 Plan is determined by the Board of Directors but cannot be less than 100% of the fair market value of the common stock on the date of the grant. Options under the 2001 Plan generally vest 25% one year after the date of grant and on a pro rata basis over the following 36 months and expire ten years after the date of grant or 90 days after termination of employment. Stock awards granted under the plan cannot be repriced without the prior approval of Valentis' stockholders. Upon a change in control of Valentis, the surviving corporation or acquiring corporation is required to assume any Stock Awards outstanding under the 2001 Plan or substitute similar Stock Awards for any Stock Awards outstanding. If any surviving or acquiring corporation refuses to assume such Stock Awards or substitute similar Stock Awards, then such Stock Awards shall be terminated if not exercised prior to the change of control. Upon a change in control not approved by the Board of Directors, each outstanding Stock Award shall become fully vested immediately prior to the consummation of such change in control. As of June 30, 2004, options for 478,224 shares had been granted under this plan.

        The foregoing summary is qualified in its entirety by reference to the full text of the 2001 Plan. Valentis will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the 2001 Plan. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION(1)

(1)
Notwithstanding anything to the contrary set forth in any of Valentis' previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the report of the Compensation Committee and the performance graph on page 34 shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

        During the fiscal year ended June 30, 2004, the Compensation Committee of the Board of Directors was composed of Reinaldo M. Diaz and Mark McDade, neither of whom were officers or employees of Valentis during their respective terms on the Compensation Committee. In September 2004, George M. Lasezkay, Pharm.D. was appointed to the Compensation Committee. Dr. Lasezkay is not an officer or employee of Valentis. The Compensation Committee is responsible for establishing Valentis' compensation programs for all employees, including executives. For executive officers, the Compensation Committee evaluates performance and determines compensation policies and levels, as the Board of Directors requests.

EXECUTIVE COMPENSATION

        We design our executive compensation programs to attract and retain executives who can lead Valentis to meet its business objectives and to motivate them to enhance long-term stockholder value. The executive officers' annual compensation consists of three elements: cash salary, a cash incentive bonus and stock option grants.

        To determine fair compensation, the Compensation Committee reviews historical and current salary, bonus and stock award information for other comparable companies in similar geographic areas and at similar stages of growth and development. The group of comparable companies is not necessarily the same as the companies included in the market indices included in the performance graph on page 34. The Compensation Committee also reviews a variety of industry surveys throughout the year, which provide additional information about short- and long-term executive compensation. Based in part on this information, the Compensation Committee generally sets salaries, including that of the Chief Executive Officer, at levels comparable to competitive companies of comparable size in similar industries. We structure our management bonus program around both individual and Company performance. We base the total size of the bonus pool on our success in meeting performance goals for the year, accounting for changes the Compensation Committee discussed and agreed to during the course of the year.

        We use the stock option program to give management employees a substantial economic interest in the long-term appreciation of our common stock. We grant existing members of management new options on an annual basis to provide a continuing financial incentive. The size of the option grant is related to the executive's position and performance in the previous year.

CHIEF EXECUTIVE OFFICER COMPENSATION

        Dr. McGraw's salary during fiscal year ended June 30, 2004 as President, Chief Executive Officer and Chairman was $355,000. Following the Compensation Committee's review of Dr. McGraw's performance and Valentis' performance during fiscal year ended June 30, 2004, the Compensation Committee set Dr. McGraw's annual salary for fiscal year ending June 30, 2005 at $370,000. In addition, if Valentis achieves a certain milestone, Dr. McGraw would receive a bonus of $177,500 for performance during the fiscal year ended June 30, 2005. In March 2004, the Compensation Committee approved a stock option grant for 250,000 shares of common stock for Dr. McGraw, which is within the guidelines for the Chief Executive Officer under our annual stock options grant program. In approving Dr. McGraw's compensation, the Compensation Committee took into account Dr. McGraw's past performance as President, Chief Executive Officer and Chairman of the Board of Valentis, the scope of Dr. McGraw's responsibilities and the Board's assessment of Valentis' achievement of its performance objectives.

FEDERAL TAX CONSIDERATIONS

        Section 162(m) of the Internal Revenue Code (the "Code") limits Valentis to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

        The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any named Executive Officer in a taxable year, which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any applicable Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of Valentis.

CONCLUSION

        A significant portion of Valentis' compensation program and Dr. McGraw's compensation are contingent on Company performance, and the realization of such compensation is closely linked to increases in long-term stockholder value. Valentis remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of Valentis' business may result in highly variable compensation for a particular time period.

COMPENSATION COMMITTEE
Mark McDade
Reinaldo M. Diaz
George M. Lasezkay

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(2)

(2)
This report is not "soliciting material," and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Valentis under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        Each member of the Audit Committee is independent within the meaning of the National Association of Securities Dealers' and the Nasdaq Stock Market, Inc.'s audit committee independence standards and meets the requirements for audit committee members under applicable Nasdaq listing standards. Each member of the Audit Committee also satisfies the Securities and Exchange Commission's additional independence requirement for members of audit committess.

        We have reviewed and discussed the audited financial statements with management, which has the primary responsibility for the financial statements.

        Ernst & Young LLP, our independent auditors, are responsible for performing an independent audit of Valentis' financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        We have discussed with Ernst & Young LLP, Valentis' independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to Valentis is compatible with the auditor's independence and concluded that the provision of such non-audit services is compatible with Ernst & Young LLP's independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Valentis' Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Patrick G. Enright
Mark McDade
George M. Lasezkay

PERFORMANCE MEASUREMENT COMPARISON(3)

        The following graph shows the total stockholder return of an investment of $100 in cash on June 30, 1999 for (i) Valentis' common stock, (ii) the Nasdaq Stock Market-U.S. Index (the "Nasdaq Stock Market-U.S.") and (iii) the Nasdaq Pharmaceutical Index (the "Nasdaq Pharmaceutical"). All values assume reinvestment of the full amount of all dividends, if any.

Comparison of Cumulative Total Return on Investment

	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03	6/30/04
Valentis	100.0	308.2	163.9	35.1	3.4	6.1
NASDAQ Composite Index	100.0	147.7	80.4	54.5	60.4	76.2
NASDAQ Biotech Index	100.0	239.9	199.9	100.6	132.5	149.7

(3)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Valentis under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

        For further information about Valentis, please request a copy of our Annual Report on Form 10-K, as amended, which we previously filed with the SEC, and is available free of charge. Please access via Valentis' website at www.valentis.com under the Investor Relations section, or send written requests to:

Valentis, Inc.
863A Mitten Rd.
Burlingame, CA 94010
Attn: Investor Relations

INCORPORATION BY REFERENCE

        The following documents previously filed by Valentis with the SEC under the Exchange Act are hereby incorporated by reference in this Proxy Statement (Commission File No. 0-22987):

        Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

        All financial statements included in any document filed by Valentis with the SEC pursuant to Sections 13(a), 13(c), or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date on which the Annual Meeting is held which amend or supplement the financial statements or pro forma financial statements incorporated by reference herein shall be deemed to be incorporated by reference into this Proxy Statement as of the date of filing such documents.

        Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

        All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including notes thereto) incorporated herein by reference.

                      By Order of the Board of Directors

                      Patrick A. Pohlen
                      Secretary

October 29, 2004

Appendix A

VALENTIS, INC.

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

        The Board of Directors (the "Board") of Valentis, Inc. (the "Company") has adopted and approved this Amended and Restated Audit Committee Charter, which supersedes the prior charter in its entirety.

I.     Purpose

        The purpose of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including, but not limited to, the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

        Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    Membership

        The Committee shall consist of at least three (3) members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the Securities and Exchange Commission (the "SEC") or the Company shall disclosure in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") the reasons why at least one member of the Committee is not an "audit committee financial expert." Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, then the member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.  Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet at least four times each fiscal year and once during each fiscal quarter or more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the independent auditor.

        All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.    Powers and Responsibilities

        Interaction with the Independent Auditor

  •
  Appointment and Oversight.    The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

  •
  Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

  •
  Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

          (i)    The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

          (ii)   The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

          (iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iv)  The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

          (v)   The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

        Annual Financial Statements and Annual Audit

  •
  Meetings with Management and the Independent Auditor.

          (i)    The Committee shall meet with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

          (ii)   The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives on the Company's financial statements.

          (iii)  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  •
  Separate Meetings with the Independent Auditor.

          (i)    The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

          (ii)   The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          (iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

  •
  Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

        Quarterly Financial Statements

  •
  Meetings with Management and the Independent Auditor.    The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        Other Powers and Responsibilities

  •
  The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information, if any), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

  •
  The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

  •
  The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process or accounting policies.

  •
  The Committee shall discuss with the Company's outside counsel, as necessary, any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

  •
  The Committee shall request assurances from management and the independent auditor that the Company's foreign subsidiaries are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

  •
  The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

  •
  The Committee shall set clear policies with regard to the hiring by the Company of employees or former employees of the Company's independent auditor.

  •
  The Committee shall establish written procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

  •
  The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

  •
  The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor or any other matter the Committee determines is necessary or advisable to report to the Board.

  •
  The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

  •
  The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

Appendix B

VALENTIS, INC.

AMENDED AND RESTATED

COMPENSATION COMMITTEE CHARTER

        The Board of Directors (the "Board") of Valentis, Inc. (the "Company") has adopted and approved this Amended and Restated Compensation Committee Charter, which supersedes the prior charter in its entirety.

I.     Purpose

        The purpose of the Compensation Committee (the "Committee") of the Board of the Company is to discharge the Board's responsibilities relating to compensation of the Company's executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company and to produce an annual report on executive compensation for inclusion in the Company's proxy materials in accordance with applicable rules and regulations. The Committee shall ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company's stockholders.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.    Membership

        The Committee shall be composed of at least two (2) directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall (i) satisfy the independence requirements of the Nasdaq Stock Market, (ii) be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (iii) be an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.  Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet on a regularly scheduled basis at least two times per year or more frequently as the Committee deems necessary or desirable.

        All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other person whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Chief Executive Officer may not be present during voting or deliberations concerning his or her compensation, and the Committee may exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director who is not a member of the Committee.

        The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee in its sole discretion, for payment of compensation to any such persons retained by the Committee.

        The Chair shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

IV.    Duties and Responsibilities

        1.     The Committee shall, at least annually, review the compensation philosophy of the Company.

        2.     The Committee shall, at least annually, review and approve corporate goals and objectives relating to the compensation of the chief executive officer, evaluate the performance of the chief executive officer in light of those goals and objectives and determine and approve the compensation of the chief executive officer based on such evaluation. The Committee shall have sole authority to determine the chief executive officer's compensation.

        3.     The Committee shall, at least annually, review and approve all compensation for all other officers (as such term is defined in Rule 16a-1, promulgated under the 1934 Act), directors and all other employees of the Company or its subsidiaries with a base salary greater than or equal to $150,000.

        4.     The Committee shall make recommendations to the Board with respect to non-CEO compensation and shall review and approve all officers' employment agreements and severance arrangements.

        5.     The Committee shall manage and periodically review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans (including 401(k) plans,

employee stock purchase plans, long-term incentive plans, management incentive plans and others), and with respect to each plan shall have responsibility for:

          (i)    general administration;

          (ii)   setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for all executive officers who may be "covered employees" under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be "pre-established" within the meaning of Section 162(m);

          (iii)  certifying that any and all performance targets used for any performance-based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

          (iv)  approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

          (v)   granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers or current employees with the potential to become the CEO or an executive officer, including stock options and other equity rights (e.g., restricted stock, stock purchase rights);

          (vi)  approving which executive officers are entitled to awards under the Company's stock option plan(s); and

          (vii) repurchasing securities from terminated employees.

All plan reviews should include reviewing the plan's administrative costs, reviewing current plan features relative to any proposed new features, and assessing the performance of the plan's internal and external administrators if any duties have been delegated.

        6.     The Committee shall establish and periodically review policies concerning perquisite benefits.

        7.     The Committee shall periodically review the need for a Company policy regarding compensation paid to the Company's executive officers in excess of limits deductible under Section 162(m) of the Code.

        8.     The Committee shall determine the Company's policy with respect to change of control or "parachute" payments.

        9.     The Committee shall manage and review executive officer and director indemnification and insurance matters.

        10.   The Committee shall prepare and approve the Compensation Committee report to be included as part of the Company's annual proxy statement (the "Proxy Statement Report").

        11.   The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide any written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

        12.   The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.     Delegation of Duties

        In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, except that it shall not delegate its responsibilities set forth in paragraphs 3 and 5 of Section IV above or for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code by virtue of being approved by a Committee of "outside directors" or is intended to be exempt from Section 16(b) under the 1934 Act pursuant to Rule 16b-3 by virtue of being approved by a committee of "non-employee directors."

Appendix C

VALENTIS, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

        This Nominating and Governance Committee Charter has been adopted and approved by the Board of Directors (the "Board") of Valentis, Inc. (the "Company).

I.     Purpose

        The purpose of the Nominating and Governance Committee (the "Committee") of the Board of the Company is to assist the Board in discharging the Board's responsibilities regarding:

          (a)   identifying qualified candidates to become Board members;

          (b)   selecting nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

          (c)   selecting candidates to fill any vacancies on the Board;

          (d)   ensuring that the Company has and follows the appropriate governance standards; and

          (e)   overseeing the evaluation of the board.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.    Membership

        The Committee shall be comprised of at least three (3) members of the Board, as determined by the Board, each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.  Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet on a regularly scheduled basis at least two times per year or more frequently as the Committee deems necessary or desirable.

        All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director who is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

        The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.    Duties and Responsibilities

1.
(a)    At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(b)
At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(c)
For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

  (i)
  personal and professional integrity, ethics and values;

  (ii)
  experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment;

  (iii)
  experience in the Company's industry and with relevant social policy concerns;

  (iv)
  experience as a board member of another publicly held company;

  (v)
  academic expertise in an area of the Company's operations; and

  (vi)
  practical and mature business judgment, including ability to make independent analytical inquiries.

2.
The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

3.
The Committee shall oversee the Board in the Board's annual review of its performance (including its composition and organization), and will make appropriate recommendations to improve performance.

4.
The Committee shall consider, develop and recommend to the Board such policies and procedures with respect to the nomination of directors or other corporate governance matters as may be required or required to be disclosed pursuant to any rules promulgated by the Securities and Exchange Commission, the Nasdaq Stock Market or otherwise considered to be desirable and appropriate in the discretion of the Committee.

5.
The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

6.
The Committee shall periodically report to the Board on its findings and actions.

7.
The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.     Delegation of Duties

        In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company's certificate of incorporation, bylaws, and applicable law and rules of markets in which the Company's securities then trade.

Appendix D

AMENDMENT
TO THE
VALENTIS, INC.
AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

        Pursuant to the authority reserved to the Board of Directors (the "Board") of Valentis, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), under Section 13(a) of Valentis' Amended and Restated 1997 Equity Incentive Plan (the "Plan"), the Board hereby amends the Plan as follows:

        1.    Share Reserve.    The first sentence of subsection 4(a) of the Plan is amended to read in its entirety as follows:

          "(a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million seven hundred thousand (3,700,000) shares of Valentis' common stock"

* * * * * * * * * *

        I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of Valentis, Inc., effective as of October 29, 2004, and was approved by the stockholders of Valentis at the Annual Meeting of Stockholders on December 2, 2004, as required under applicable state and federal law.

        Executed on this    day of                        , 2004.

Patrick A. Pohlen, Secretary

D-1

Appendix E

AMENDMENT
TO THE
VALENTIS, INC.
AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        Pursuant to the authority reserved to the Board of Directors (the "Board") of Valentis, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), under Section 12(a) of Valentis' Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (the "Plan"), the Board hereby amends the Plan as follows:

        1.    Share Reserve.    The first sentence of subsection 4(a) of the Plan is amended to read in its entirety as follows:

          "(a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate five hundred seventy-five thousand (575,000) shares of common stock."

* * * * * * * * * *

        I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of Valentis, Inc., effective as of October 29, 2004, and was approved by the stockholders of Valentis at the Annual Meeting of Stockholders on December 2, 2004, as required under applicable state and federal law.

        Executed on this    day of                        , 2004.

Patrick A. Pohlen, Secretary

E-1

PROXY

VALENTIS, INC.

863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints Benjamin F. McGraw, III, Pharm.D. and Joseph A. Markey, or either of them, as proxies and attorneys-in-fact, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Valentis, Inc. (the "Company") held of record by the undersigned on November 5, 2004 at the Annual Meeting of Stockholders to be held December 2, 2004 and any adjournments thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR DIRECTOR NOMINEE OR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH DIRECTOR NOMINEE OR PROPOSAL.

        PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope. Thank you for your prompt consideration of these matters.

Sincerely,

Valentis, Inc.

DETACH HERE
-----------------------------------------------------------------------

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.

The Board of Directors recommends a vote FOR the Nominees listed in Proposal No. 1 and FOR Proposals Nos. 2, 3, and 4.

1.
Election of Directors.

        Nominee:    Benjamin F. McGraw III, Pharm. D.; Dennis J. Purcell; John S. Schroeder, M.D.

FOR ☐ WITHHELD ☐ FOR ☐ WITHHELD ☐ FOR ☐ WITHHELD ☐

2.
Approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan (the "Incentive Plan") to increase the aggregate number of shares of common stock reserved for issuance thereunder by 2,000,000 shares.

FOR ☐                AGAINST ☐                ABSTAIN ☐

3.
Approve an amendment to the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the aggregate number of shares of common stock reserved for issuance thereunder by 200,000 shares.

FOR ☐                AGAINST ☐                ABSTAIN ☐

4.
Ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2005.

FOR ☐                AGAINST ☐                ABSTAIN ☐

5.
In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Mark here for address change and notification. ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature: ____________ Date: ________ Signature: ____________ Date: ________

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS DECEMBER 2, 2004
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT OF THE VALENTIS, INC. AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
Amended and Restated 1998 Non-Employee Directors' Stock Option Plan(1)
PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
STOCK OPTION GRANTS AND EXERCISES
Option Grants in Fiscal Year Ended June 30, 2004
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Equity Compensation Plan Information
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(2)
PERFORMANCE MEASUREMENT COMPARISON(3)
Comparison of Cumulative Total Return on Investment
OTHER MATTERS
INCORPORATION BY REFERENCE
  Appendix A
VALENTIS, INC. AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
  Appendix B
VALENTIS, INC. AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER
  Appendix C
VALENTIS, INC. NOMINATING AND GOVERNANCE COMMITTEE CHARTER
  Appendix D
AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN
  Appendix E
AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
VALENTIS, INC. 863A MITTEN ROAD BURLINGAME, CALIFORNIA 94010 SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS